SCM Trust

Shelton International Select Equity Fund

Shelton Emerging Markets Fund

Supplement dated January 1, 2022 to the

Prospectus dated May 1, 2021

Effective January 1, 2022:

The disclosure under “Fund Management” on page 13 of the Prospectus relating to the Shelton International Select Equity Fund is replaced in its entirety with:

Shelton Capital Management serves as the investment advisor to the Fund. Mr. Derek Izuel and Mr. Justin Sheetz have served as portfolio managers of the Fund since January 1, 2022.

The disclosure under “Fund Management” on page 16 of the Prospectus relating to the Shelton Emerging Markets Fund is replaced in its entirety with:

Shelton Capital Management serves as the investment advisor to the Fund. Mr. Derek Izuel and Mr. Justin Sheetz have served as portfolio managers of the Fund since January 1, 2022.

The first paragraph under “Portfolio Managers” on page 29 of the Prospectus is replaced in its entirety with the following:

Mr. Derek Izuel, CFA, has served as a member of the portfolio management team and a portfolio manager for the International Select Equity Fund and the Emerging Markets Fund since January 3, 2022. Mr. Izuel also has served as the Chief Investment Officer of Shelton Capital Management since January 3, 2022. Prior to that date, Mr. Izuel was the managing partner and a portfolio manager at Vitruvian Capital Management, and prior to that served as a lead portfolio manager at HighMark Capital, and as a senior portfolio manager at Invesco. He has an MBA from the Ross School of Business at the University of Michigan, and a BS in Computer Science from the University of California, Berkeley.

Mr. Justin Sheetz, CFA, has served as a member of the portfolio management team and a portfolio manager for the International Select Equity Fund and the Emerging Markets Fund since January 3, 2022. Prior to that date, Mr. Izuel was a partner and analyst at Vitruvian Capital Management, and prior to that served as an analyst at HighMark Capital, and as an investment strategist at Blackrock/BGI. He has an MSc in Computational Finance and Risk Management from the University of Washington, and a BA in International Studies from Colby College.

Please retain this supplement with your Prospectus